UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2009
ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-4797 (Commission File Number)	36-1258310 (I.R.S. Employer Identification No.)
3600 West Lake Avenue
Glenview, IL 60026-1215
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: 847-724-7500
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-4.3
EX-4.4
EX-99.1

Item 1.01.  Entry into a Material Definitive Agreement
The information set forth below under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.
Item 2.03.  Creation of a Direct Financial Obligation
On March 23, 2009, Illinois Tool Works Inc. (the “Company”) and HSBC Securities (USA) Inc. and Banc of America Securities LLC, as representatives of the several initial purchasers, entered into a purchase agreement (the “Purchase Agreement”) in connection with the Company’s issuance of $800,000,000 aggregate principal amount of the Company’s 5.15% notes due 2014 (the “2014 Notes”) and $700,000,000 aggregate principal amount of the Company’s 6.25% notes due 2019 (the “2019 Notes”, and together with the 2014 Notes, the “Notes”).  The transactions contemplated by the Purchase Agreement, including the issuance of the Notes, were consummated on March 26, 2009.
The Notes were issued pursuant to an Indenture, dated as of November 1, 1986, as supplemented by a First Supplemental Indenture dated as of May 1, 1990, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee, and an Officers’ Certificate containing the terms of the Notes (collectively, the “Indenture”). The Indenture sets forth the terms of the Notes and the obligations of the Company thereunder.  Following is a brief description of the material terms of the Notes and the Indenture, which summary is qualified in its entirety by reference to the Officers’ Certificate and the Indenture, which are exhibits hereto.
The Notes are senior unsecured obligations of the Company, ranking equal in right of payment with all other existing and future senior unsecured indebtedness of the Company. The 2014 Notes will mature on April 1, 2014 and the 2019 Notes will mature on April 1, 2019. Interest on the Notes will be payable on April 1 and October 1 of each year, beginning on October 1, 2009. The Company may redeem the Notes, in whole or in part, at any time prior to maturity at a price equal to 100% of the principal amount of the Notes to be redeemed plus a make-whole premium and accrued and unpaid interest.
The Indenture contains covenants that, among other things, limit the Company’s and certain of its subsidiaries’ ability to incur liens, enter into sale and lease-back transactions, and engage in merger or similar transactions. These covenants are subject to a number of important exceptions described in the Indenture. The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes of any affected series may declare the principal of and accrued but unpaid interest, including additional interest, on all the Notes of that series to be due and payable.
The offer and sale of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes were sold by the Company in reliance on the exemption from registration provided by Section 4(2) of the Securities Act.
On March 26, 2009, the Company and HSBC Securities (USA) Inc. and Banc of America Securities LLC, as representatives of the initial purchasers of the Notes, entered into a registration rights agreement (the “Registration Rights Agreement”) regarding the Notes pursuant to which the Company agreed to use its commercially reasonable efforts to file, within 90 days from March 26, 2009, an exchange offer registration statement with the Securities and Exchange Commission for the purpose of exchanging the Notes for notes with substantially identical terms that may be freely traded. In addition, under certain circumstances, the Registration Rights Agreement requires the Company to file a shelf registration statement that would permit some of or all the Notes to be offered to the public. If the Company fails to comply with its obligations under the Registration Rights Agreement within the time periods set forth therein, the Company will be obligated to pay liquidated damages to the holders of the Notes in the amount of 25 basis points for the first 90 days during which the failure to comply continues, increasing to 50 basis points thereafter.
On March 23, 2009, the Company issued the press release attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
This Current Report is being filed in connection with the offer and sale of the Notes and to file with the Securities and Exchange Commission the documents and instruments attached hereto as exhibits.
          (d) Exhibits

Exhibit Number	Exhibit Description

4.1	Indenture between Illinois Tool Works Inc. and The First National Bank of Chicago, as Trustee, dated as of November 1, 1986, filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 filed on January 15, 1999 (Commission File No. 333-70691) and incorporated herein by reference.

4.2	First Supplemental Indenture between Illinois Tool Works Inc. and Harris Trust and Savings Bank, as Trustee, dated as of May 1, 1990, filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-3 filed on January 15, 1999 (Commission File No. 333-70691) and incorporated herein by reference.

4.3	Officers’ Certificate dated March 26, 2009 establishing the terms, and setting forth the forms, of the 5.15% Notes due 2014 and the 6.25% Notes due 2019.

4.4	Registration Rights Agreement dated March 26, 2009, by and among the Company and HSBC Securities (USA) Inc. and Banc of America Securities LLC.

99.1	Press release issued by the Company on March 23, 2009.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS TOOL WORKS INC.
Date: March 27, 2009	By:	/s/ Ronald D. Kropp
Ronald D. Kropp
Senior Vice President & Chief Financial Officer

S-1

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

4.1	Indenture between Illinois Tool Works Inc. and The First National Bank of Chicago, as Trustee, dated as of November 1, 1986, filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 filed on January 15, 1999 (Commission File No. 333-70691) and incorporated herein by reference.

4.2	First Supplemental Indenture between Illinois Tool Works Inc. and Harris Trust and Savings Bank, as Trustee, dated as of May 1, 1990, filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-3 filed on January 15, 1999 (Commission File No. 333-70691) and incorporated herein by reference.

4.3	Officers’ Certificate dated March 26, 2009 establishing the terms, and setting forth the forms, of the 5.15% Notes due 2014 and the 6.25% Notes due 2019.

4.4	Registration Rights Agreement dated March 26, 2009, by and among the Company and HSBC Securities (USA) Inc. and Banc of America Securities LLC.

99.1	Press release issued by the Company on March 23, 2009.

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